





MPC Strategic Review Update & Third Quarter 2019 Results

October 31, 2019

Forward Looking Statements

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "commitment," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "policy," "position," "potential," "predict," "priority," "project," "proposition, "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company's control and are difficult to predict. Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include but are not limited to: with respect to the planned Speedway separation, the ability to successfully complete the separation within the expected timeframe or at all, based on numerous factors including the macroeconomic environment, credit markets and equity markets, our ability to satisfy customary conditions, and the ability to achieve the strategic and other objectives discussed herein; with respect to the Midstream review, our ability to achieve the strategic and other objectives related to the strategic review discussed herein; the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; risks related to the acquisition of Andeavor Logistics LP by MPLX LP (MPLX), including the risk that anticipated opportunities and any other synergies from or anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected, including whether the transaction will be accretive within the expected timeframe or at all, or disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income and earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental and maintenance expenditures; general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of such repurchases; the adequacy of capital resources and liquidity, including availability, timing and amounts of free cash flow necessary to execute business plans and to effect any share repurchases or dividend increases; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, and in Forms 10-Q, filed with the SEC. Copies of MPC's Form 10-K and Forms 10-Q are available on the SEC website, MPC's website at https://www.marathonpetroleum.com/Investors/ or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K and Forms 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office.

We have based our forward-looking statements on our current expectations, estimates and projections about our business and industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information

Important Additional Information

MPC, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from MPC shareholders in connection with the matters to be considered at MPC's 2020 Annual Meeting. MPC intends to file a proxy statement with the SEC in connection with any such solicitation of proxies from MPC shareholders. MPC shareholders are encouraged to read any such proxy statement and accompanying white proxy card when they become available as they will contain important information. Information regarding the ownership of MPC's directors and executive officers in MPC shares, restricted shares and options is included in their SEC filings on Forms 3, 4 and 5. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with MPC's 2020 Annual Meeting. Information can also be found in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC, and Current Reports on Form 8-K filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by MPC with the SEC for no charge on the SEC website, MPC's website at https://www.marathonpetroleum.com/Investors/ or by contacting MPC's Investor Relations office.

Non-GAAP Financial Measures

Adjusted earnings, EBITDA, cash provided from operations before changes in working capital, Refining and Marketing margin and Retail total margin are non-GAAP financial measures provided in this presentation. Reconciliations to the nearest GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, net cash provided by (used in) operating, investing and financing activities, Refining and Marketing income from operations, Speedway income from operations or other financial measures prepared in accordance with GAAP.

Continuous Value Creation

Track Record of Outperformance



323%
253%
183%
S&P 500
Refining Peers
MPC

How We Got Here

- Separation from MRO
- Public listing of MPLX
- $20.7 B in capital returned to MPC shareholders through dividends and repurchases
- Combination with Andeavor

Next Phase of Value Creation

1. Separation of Speedway
2. Committee to evaluate Midstream alternatives
3. Continue integration success and earnings momentum

New strategic initiatives to continue history of delivering value to shareholders

Source: Bloomberg; Total Shareholder Return since MPC spin (June 23, 2011), as of October 30, 2019; Refining Peers: PSX, VLO, HFC, PBF, DK

Agenda

1

Ongoing Value Creation

Strong track record of outperformance and overview of strategic actions plan

2

Separation of Speedway

Through a tax-free spin-off

Will be largest U.S. listed convenience store operator – unlocks significant value for shareholders

3

Midstream Special Committee

Committee to continue evaluating midstream alternatives to enhance value

4

Continue Earnings Momentum and Integration Success

$1.63 Adj. EPS for 3Q19

$686 MM of synergies YTD and $1.4 B targeted 2021[1]

(1) Gross run-rate synergies target

Strategic Review Process

Integrate & Execute

1 — ***Plan, integrate combined business platforms, execute to achieve synergies***

Strategic Review

2 — ***Analyze options for continued value creation***

Today's Announcement

3 — ***Separation of Speedway and Review of Midstream Assets***

Apr. 2018
Announced Andeavor combination

Oct. 2018
Closed combination

Jan. 2019
- ✔ Launched strategic review
- ✔ Included Board involvement
- ✔ Incorporated shareholder feedback
- ✔ Engaged financial and other advisors

Jul. 2019
MPLX and ANDX combined

Continued commitment to create sustainable value for shareholders

Retail Segment: Separate Speedway, Retain Direct Dealer


$1.5
$0.4
2019E EBITDA
($B)
Direct Dealer
Speedway

Speedway

Traditional C-Store Business with Significant Growth Potential

- Company owned, company operated
- Long-term agreements: supply, transportation, etc.
- In-store merchandise and margin uplift
- Integrated customer loyalty platform
- Touchpoint with individual end consumer

Direct Dealer

West Coast Fuel Supply Business

- Separately managed business, distinct from Speedway
- Individual owners & operators
- Fuel supply only, no in-store merchandise
- ARCO & other branded sites

Continuous Value Creation: Speedway Separation

Separation Mechanics

- Establish long-term market-based agreements with Speedway
- Speedway borrows new debt and pays a dividend to MPC
- MPC uses proceeds to reduce debt
- MPC distributes Speedway shares to existing shareholders

Benefits of Separation

- Ability to pursue growth opportunities
- Scale benefits from nationwide platform, labor model, and centrally managed & optimized systems
- Independent equity could create an attractive currency
- Separate Board and Management focused on maximizing Speedway value



Illustrative Speedway Valuation
(billions)
$10
$15 - $18
$15 to $18 B of Potential Enterprise Value
Current
($1.5B * 6.5x)
Retail Peer Average
($1.5B * 10x-12x)

Speedway's Evolution Under Marathon Stewardship



~300% EBITDA Growth
or ~19% CAGR
Target:
1,500
381
424
487
696
927
1006
1004
1175
2011
2012
2013
2014
2015
2016
2017
2018
2019E

~4,000 stores in **36** states, coast-to-coast



Store Count
~200%
growth
1,371
3,931
2011
2019E

Over 6 million active members in loyalty program



Loyalty Program Members
~100%
growth
3.5 MM
6.3 MM
2011
2019E

Speedway's Best in Class Metrics

Strong growth profile

Margin execution

Leading cash flow generation

Same-Store Merchandise Growth[(1)]

('18-2Q'19 Avg)


4.7%
4.0%
3.5%
2.1%
Speedway
MUSA
ATD
CASY

Fuel Margin[(2)]

('18-2Q'19 Avg, cents per gallon)


21.0
18.4
16.1
10.8
Speedway
ATD
CASY
MUSA

Leading Cash Flow Generation


Competitor Range
Speedway
$50
$40
$30
$20
$10
$0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

EBITDA ($M Per Store Per Month)

Notes: Source: Company data as of June 30, 2019; Speedway peers: ATD, CASY, MUSA

(1) Same-store merchandise growth is as reported by companies; Speedway same-store comparison includes only locations owned at least 13 months; Speedway and MUSA data excludes cigarette sales

(2) Speedway fuel margin is net of CC fees and fees for peers have been adjusted using Speedway CC fee estimates

The New Speedway: Compelling for Investors

Largest U.S. listed convenience store operator

- Coast-to-coast retail network
- Strong, consistent cash generation
- Scale advantages
- Leading customer loyalty program
- Proven track record of acquisition integration and synergy capture
- Nationally recognized brand

Strong Market Dynamics

- C-Store multiple differential has increased significantly
- Industry consolidation accelerating + higher transaction multiples
- Rising labor costs pressuring smaller-scale peers



EV / EBITDA Multiples
11.0x
8.0x
5.0x
2.0x
2011
2012
2013
2014
2015
2016
2017
2018
2019
10.5x
7.1x
7.0x
MPC
Refining Peers
Retail Peers

Strong Strategic Position

- Store conversions substantially completed
- $300 million of synergies achievable standalone



Store Count
5,992
ATD
3,931
Speedway
2,833
Legacy Speedway
2,161
CASY
1,474
MUSA
1,098
Legacy ANDV

Notes: FactSet for EV/EBITDA multiples; Refining Peers: PSX, VLO, HFC, PBF, DK, Retail Peers: ATD, CAPL, CASY, MUSA; Store Counts: Legacy ANDV as of October 1, 2018, all other counts as of most recent reported quarter; ATD includes US company-owned and operated stores only

Expected Timeline and Transaction Details

- Prepare and file Form 10
- Negotiate commercial agreements
- Financing and credit ratings
- Close and separation

YE 2020

Transaction Details

- Pro-rata distribution of Speedway shares to MPC shareholders
- Transaction expected to be tax-free to MPC shareholders
- Target capital structure to optimize valuation for both sets of shareholders and position Speedway for growth

Transaction Timing / Approvals

- Expect transaction to be completed by year-end 2020
- Separation subject to final approval by Board of Directors and customary closing conditions

Other

- Supply Agreements, Transportation + Trucking Agreements, etc.
- Headquarters: Enon, OH
- Anticipated listing on NYSE

Continuous Value Creation: Midstream Special Committee

We have already begun evaluating options to unlock the value of our midstream business and aim to complete our review by the first quarter 2020 earnings call.

Review Already Underway

- Significant work to date
- Board and Management driven
- Incorporated MPC shareholder and MPLX unitholder feedback
- Engaged financial and other advisors

Key Considerations

- Strategic fit of assets with MPC
- Ensuring full credit for midstream earnings and cash flow
- Balance sheet, liquidity, and credit ratings
- Tax impacts, separation costs, and overall complexity

MPC: Continuing Value Creation for Shareholders

Integration Success

$686 million
synergies realized YTD
and
$1.4 billion
Annual synergies[(1)]
by 2021

Decisive Action: The New Speedway

- Ability to pursue growth opportunities
- Economies of scale benefits
- Separate Board and Management

MPC: Continued Compelling Value

- Through-cycle cash flow generation
- Strong balance sheet
- Simplified corporate structure

Potential for Future Value

Midstream Special Committee
to continue midstream business evaluation

(1) Gross run-rate synergies target

Marathon Petroleum Corporation



Third Quarter 2019 Earnings

Third Quarter Highlights

$ Millions (unless otherwise noted)	3Q19
Adjusted Earnings per Share ($/share)[a]	$1.63
Adjusted EBITDA	$3,065
Net Income	$1,095
Cash from Operations, excluding Working Capital	$2,619
Realized Synergies	$283
Share Repurchases + Dividends	$848

(a) Based on weighted average diluted shares

Third Quarter Highlights (cont'd)

3Q 2019 vs. 2Q 2019



Adjusted EBITDA
Reconciliation to Net Income
$MM
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,221
23
-68
-110
-1
3,065
-22
-1,019
-929
1,095
2Q 2019 Adj. EBITDA
Midstream
Retail
Refining & Marketing
Corporate and Unallocated Items
3Q 2019 Adj. EBITDA
Transaction Costs
Turnaround and D&A
Interest, Taxes, and NCI
3Q 2019 Net Income

Realized Synergies – 3Q19 and YTD

R&M ($ MM)	Retail ($ MM)	Midstream ($ MM)	Corporate ($ MM)
Total: 210	Total: 34	Total: 5	Total: 34

- 3Q19 realized synergies of $283 million, includes $23 million of one-time synergies [a]
- 2019 YTD realized synergies of $686 million, includes $89 million of one-time synergies [a]

On track to exceed expected 2019 gross run-rate synergies of up to $600 million

(a) One-time: synergies not expected to recur past 2019 as well as costs for expenses associated with the combination

Realized Synergies Reducing Costs and Improving Margins

MARATHON

Operating cost improvements ($/bbl)			
4Q18	1Q19	2Q19	3Q19
5.79	5.58	5.35	5.44

SG&A expense improvements[(a)] ($MM)			
4Q18	1Q19	2Q19	3Q19
964	790	848	811

Synergies improved capture by ~1.5%



$283
$686
3Q19
YTD
Capex Reduction
Opex Reduction
Profit Enhancement

- Improved catcracker yields
- Unit optimization improving distillate recovery
- Marine optimization improvements
- Goods and services contract renegotiations
- Retail labor model optimization
- Reduction in overhead costs

(a) SG&A expense excludes transaction-related and litigation costs

Midstream EBITDA

3Q 2019 vs. 2Q 2019

- Record MPLX gathered, processed, and fractionated volumes
- Sherwood 12 and Torñado Plants placed in service in October; Sherwood 13 remains on-track for late 4Q19
- Purge of Capline as part of reversal project began in October
- Gray Oak Pipeline nearing in-service



1,400
1,200
1,000
800
600
400
200
0
$MM
1,196
31
-8
1,219
2Q 2019 EBITDA
MPLX
Other Midstream
3Q 2019 EBITDA

Retail EBITDA

3Q 2019 vs. 2Q 2019

- 5.2% year-over-year increase in same store merchandise sales
- Converted ~550 stores to Speedway since combination (700 targeted by year-end)
- Operating expense increase reflects seasonality



800
600
400
200
0
$MM
623
-45
+27
-47
-3
555
2Q 2019 EBITDA
Fuel
Merchandise
Operating Expense (a)
Other
3Q 2019 EBITDA

(a) Reflects operating, selling, general and administrative expenses.

Refining & Marketing Adjusted EBITDA
3Q 2019 vs 2Q 2019

- Strong execution with 98% utilization
- Completed planned maintenance at St. Paul and Gallup
- Synergies contributed to 94% capture



$MM
1,600
1,550
1,500
1,450
1,400
1,350
1,300
1,250
1,200
1,554
-216
195
-68
-50
26
3
1,444
2Q 2019 Adj. EBITDA
Mid-Con Margin
USGC Margin
West Coast Margin
Operating Costs (a)
Distribution Costs (b)
Other
3Q 2019 Adj. EBITDA

(a) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (b) Excludes D&A expense

Total Consolidated Cash Flow

3Q 2019


$MM
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,247
+2,619
+168
+350
MPC (13)
MPLX 363
-1,601
-848
-310
-100
1,525
6/30/2019 Cash Balance
Operating Cash Flow before Working Capital
Working Capital
Net Debt
Capital Expenditures, Investments
Return of Capital to Shareholders (a)
Net Distributions to NCI
Other
9/30/2019 Cash Balance

(a) $348 MM dividends plus $500 MM share repurchases

Note: Excludes restricted cash

Strong Balance Sheet Supports Exceptional Value

MPC Debt-to-LTM Adj. EBITDA [(a)]


2.0x
1.5x
1.0x
0.5x
0.0x
2011
2012
2013
2014
2015
2016
2017
2018

$ Millions (unless otherwise noted)	3Q19
Total Debt (excl. MPLX)	9,139
LTM Adj. EBITDA (excl. MPLX)	6,350
MPLX Distributions to MPC	1,853
Debt-to-Capital	23%
MPC Debt-to-LTM Adj. EBITDA [(a)]	1.1x

[(a)] Excludes MPLX debt and EBITDA, includes MPLX distributions to MPC; refer to appendix for reconciliation

Fourth-Quarter 2019 Outlook

Projected 4Q 2019	Crude Throughput (a)	Other Charge/ Feedstocks Throughput (a)	Total Throughput (a)	Sweet Crude	Sour Crude	Operating Cost (b)	Distribution Cost (c)	Planned Turnaround	Depreciation and Amortization
	in MBPD			Percent of Throughput		$/BBL of Total Throughput	$MM	$MM	$MM
Gulf Coast Region	1,000	200	1,200	42%	58%	$5.20		$75	$130
Mid-Con Region	1,175	50	1,225	75%	25%	$5.00		$50	$165
West Coast Region	600	75	675	35%	65%	$8.45		$60	$70
R&M Total	2,775	175	2,950	54%	46%	$6.10	$1,300	$185	$425 (d)

Note: The company provides certain financial and statistical data on its website not later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month.

- Corporate & other unallocated items estimated at ~$195 MM for 4Q19

Retail Segment	
Light Product Sales Volume (MMgal)	2,450 – 2,575
Merchandise Sales ($MM)	1,500 – 1,600

(a) Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers (b) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense.
(c) Excludes D&A expense (d) Includes D&A expense associated with distribution assets



Questions & Answers

Appendix

Capitalization and Select Balance Sheet Data

As of September 30, 2019 ($MM except ratio data)	MPC Consolidated	MPLX Adjustments[a]	MPC Excluding MPLX
Total Debt	28,839	19,700	9,139
Total Equity [b]	43,624	12,257	31,367
Debt-to-Capital Ratio	40%	-	23%
Cash and cash equivalents	1,525	41	1,484
Debt to LTM Adjusted EBITDA [c]	2.6x	-	1.4x
Debt to LTM Adjusted EBITDA, w/MPLX LP distributions [c]	N/A	-	1.1x

[a] Adjustments made to exclude MPLX debt (all non-recourse) and the public portions of MPLX equity; [b] Includes MPLX mezzanine equity of $968 million; [c] Calculated using face value of total debt and LTM adjusted pro forma EBITDA

Refining & Marketing Segment Income

3Q 2019


$MM
5,000
4,000
3,000
2,000
1,000
0
4,031
+188
+305
+11
-277
4,258
-1,577
-1,251
+14
-561
883
Volume 273
Product 108
Crude -658
Blended Crack Spread (a) (b)
Sweet Differential (b)
Sour Differential (b)
Market Structure
Other Margin
R&M Margin
Operating Costs (c)
Distribution Costs (d)
Other
Turnaround and D&A
R&M Segment Income

(a) Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline.
(b) Based on market indicators using actual volumes. (c) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (d) Excludes D&A expense

Refining & Marketing Margins – Market vs. Realized



5,000
4,500
4,000
3,500
3,000
2,500
$MM
4,535
-454
177
4,258
R&M Margin Indicator
90% Capture Adjustment
Actual Capture Impact
R&M Actual Margin

Total system capture of 94% vs. ~90% historical average, key factors included:

- Uplift in price realization
- Synergies capture
- Strong asphalt values

Distribution Costs – Components

3Q 2019



$MM
1,400
1,200
1,000
800
600
400
200
0
457
425
369
1,251
Third Party Fees and Other
MPLX Fees
MPLX Fuels Distribution and Refinery Logistics Fees
3Q 2019 Distribution Costs

Total distribution fees of $794 million paid to MPLX and $438 million returned to MPC through distributions paid by MPLX[(a)]

(a) Based on distributions declared for 2Q 2019

Refining & Marketing Segment Income

3Q 2019 vs. 2Q 2019 Variance Analysis



$MM
1,200
1,000
800
600
400
200
0
906
-649
+51
-187
-11
Volume +15
Product +655
Crude +37
+707
-50
+...
+3
+87
883
2Q 2019
Blended Crack Spread (a) (b)
Sour Differential (b)
Sweet Differential (b)
Market Structure
Other Margin
Operating Costs (c)
Distribution Costs (d)
Other
Turnaround and D&A
3Q 2019

[a] Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline.
[b] Based on market indicators using actual volumes. [c] Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. [d] Excludes D&A expense

Reconciliation

Retail Income from Operations to Retail EBITDA

($MM)	2011	2012	2013	2014	2015	2016	2017	2018	2019E
Speedway									
Income from operations	271	310	375	544	673	733	729	854	1,100
Depreciation and amortization	110	114	112	152	254	273	275	321	400
Speedway EBITDA	**381**	**424**	**487**	**696**	**927**	**1,006**	**1,004**	**1,175**	**1,500**
Direct Dealer									
Income from operations	-	-	-	-	-	-	-	174	300
Depreciation and amortization	-	-	-	-	-	-	-	32	100
Direct Dealer EBITDA								**206**	**400**
Retail Segment EBITDA									
Income from operations	271	310	375	544	673	733	729	1,028	1,400
Depreciation and amortization	110	114	112	152	254	273	275	353	500
Retail Segment EBITDA	**381**	**424**	**487**	**696**	**927**	**1,006**	**1,004**	**1,381**	**1,900**

Reconciliation

Retail Income from Operations to Retail EBITDA

	2014				2015				2016				2017				2018				2019	
($MM)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
Speedway																						
Income from operations	58	94	119	273	168	127	243	135	167	193	209	164	135	239	208	147	95	159	161	439	138	336
Depreciation and amortization	28	29	33	62	63	62	63	66	63	69	71	70	64	65	68	78	79	73	76	93	94	97
Speedway EBITDA	**86**	**123**	**152**	**335**	**231**	**189**	**306**	**201**	**230**	**262**	**280**	**234**	**199**	**304**	**276**	**225**	**174**	**232**	**237**	**738**	**232**	**433**
Direct Dealer																						
Income from operations	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	174	32	157
Depreciation and amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	32	32	33
Direct Dealer EBITDA	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	**206**	**64**	**190**
Retail Segment EBITDA																						
Income from operations	58	94	119	273	168	127	243	135	167	193	209	164	135	239	208	147	95	159	161	613	170	493
Depreciation and amortization	28	29	33	62	63	62	63	66	63	69	71	70	64	65	68	78	79	73	76	125	126	130
Retail Segment EBITDA	86	123	152	335	231	189	306	201	230	262	280	234	199	304	276	225	174	232	237	738	296	623

Earnings

($MM unless otherwise noted)	2018				2019		
	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Refining & Marketing segment income (loss)	(133)	1,025	666	923	(334)	906	883
Retail segment income	95	159	161	613	170	493	442
Midstream segment income	567	617	679	889	908	878	919
Corporate and other unallocated items	(89)	(81)	(99)	(233)	(191)	(179)	(198)
Capline restructuring gain	-	-	-	-	207	-	-
Transaction-related costs	-	(10)	(4)	(183)	(91)	(34)	(22)
Litigation	-	-	-	-	-	(22)	-
Impairments	-	1	-	8	-	-	-
Income from operations	440	1,711	1,403	2,017	669	2,042	2,024
Net interest and other financing costs	183	195	240	385	306	322	317
Income before income taxes	257	1,516	1,163	1,632	363	1,720	1,707
Income tax provision	22	281	222	437	104	353	340
Net income	235	1,235	941	1,195	259	1,367	1,367
Less net income attributable to:							
Redeemable noncontrolling interest	16	20	19	20	20	21	20
Noncontrolling interests	182	160	185	224	246	240	252
Net income (loss) attributable to MPC	37	1,055	737	951	(7)	1,106	1,095
Effective tax rate	9%	19%	19%	27%	29%	21%	20%

Reconciliation

Net Income Attributable to MPC to Adjusted Net Income Attributable to MPC

($MM)	3Q19	3Q18
Net income attributable to MPC	1,095	737
Pre-tax adjustments:		
Transaction-related costs	22	4
Pension Settlement	-	45
Purchase Accounting – depreciation and amortization[a]	(57)	-
Tax impact of adjustments[b]	7	(12)
NCI impact of adjustments	6	-
Adjusted net income attributable to MPC	1,073	774
Diluted earnings per share	$1.66	$1.62
Adjusted diluted earnings per share[c]	$1.63	$1.70

[a] Reflects the cumulative effects related to a measurement period adjustment arising from the finalization of purchase accounting.
[b] We generally tax effect taxable adjustments to reported earnings using a combined federal and state statutory rate of approximately 24 percent.
[c] Weighted-average diluted shares outstanding and income allocated to participating securities, if applicable, in the adjusted earnings per share calculation are the same as those used in the GAAP diluted earnings per share calculation.

Reconciliation

Net Income Attributable to MPC to Adjusted EBITDA and LTM Adjusted Pro Forma EBITDA

($MM)	4Q '18	1Q '19	2Q '19	3Q '19	LTM
Net Income (loss) attributable to MPC	951	(7)	1,106	1,095	3,145
Add: Net interest and other financial costs	385	306	322	317	1,330
Net income attributable to noncontrolling interests	244	266	261	272	1,043
Provision for income taxes	437	104	353	340	1,234
Depreciation and amortization	874	919	886	855	3,534
Refining planned turnaround costs	232	186	237	164	819
Purchase Accounting Inventory- Related Effects	759	-	-	-	759
Transaction related costs	183	91	34	22	330
Litigation	-	-	22	-	22
Capline restructuring gain	-	(207)	-	-	(207)
Impairments	(8)	-	-	-	(8)
Adjusted EBITDA	**4,057**	**1,658**	**3,221**	**3,065**	**12,001**
Credit Metric Adjustments:					
Less: Refining planned turnaround costs					(819)
LTM Adjusted EBITDA					**11,182**
Less: LTM Adjusted EBITDA related to MPLX					(4,832)
LTM Adjusted EBITDA excluding MPLX					**6,350**
Add: Distributions to MPC from MPLX					1,853
LTM Adjusted EBITDA excluding MPLX EBITDA, including LP distributions to MPC					**8,203**

Reconciliation

Net Income Attributable to MPC to EBITDA, Adjusted EBITDA and Adjusted Pro Forma EBITDA

($MM)	2011	2012	2013	2014	2015	2016	2017	2018
Net Income (loss) attributable to MPC	2,389	3,389	2,112	2,524	2,852	1,174	3,432	2,780
Add: Net interest and other financial costs	26	109	179	216	334	564	674	1,003
Net income attributable to noncontrolling interests	-	4	21	31	16	39	372	826
Provision for income taxes	1,330	1,845	1,113	1,280	1,506	609	(460)	962
Depreciation and amortization	891	995	1,220	1,326	1,502	2,001	2,114	2,490
EBITDA	4,636	6,342	4,645	5,377	6,210	4,387	6,132	8,061
Refining planned turnaround costs [a]	-	-	-	-	290	624	501	664
Purchase accounting inventory related effects	-	-	-	-	-	-	-	759
Transaction related costs	-	-	-	-	-	-	-	197
Litigation	-	-	-	-	-	-	29	-
Minnesota Assets sale settlement gain	-	(183)	-	-	-	-	-	-
Impairment expense	-	-	-	-	144	486	(23)	(9)
Inventory market valuation adjustment	-	-	-	-	370	(370)	-	-
Adjusted EBITDA	**4,636**	**6,159**	**4,645**	**5,377**	**7,014**	**5,127**	**6,639**	**9,672**
Pro Forma EBITDA related to ANDV	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**2,356**
Adjusted Pro Forma EBITDA	**4,636**	**6,159**	**4,645**	**5,377**	**7,014**	**5,127**	**6,639**	**12,028**
Less: Refining planned turnaround costs	**-**	**-**	**-**	**-**	**(290)**	**(624)**	**(501)**	**(664)**
Adjusted Pro Forma EBITDA	**4,636**	**6,159**	**4,645**	**5,377**	**6,724**	**4,503**	**6,138**	**11,364**
MPLX income from operations [b]	**163**	**204**	**213**	**245**	**381**	**902**	**1,191**	**3,329**
Depreciation and amortization [b]	**56**	**60**	**70**	**76**	**129**	**591**	**683**	**1,135**
MPLX EBITDA	**219**	**264**	**283**	**321**	**510**	**1,493**	**1,874**	**4,464**
EBITDA excluding MPLX	**4,417**	**5,895**	**4,362**	**5,056**	**6,214**	**3,010**	**4,264**	**6,900**
MLP Distributions	**-**	**-**	**57**	**76**	**118**	**332**	**498**	**1,590**
Adjusted EBITDA excluding MPLX, including distributions from MPC	**4,417**	**5,895**	**4,419**	**5,132**	**6,332**	**3,342**	**4,762**	**8,490**
Debt (face value): MPC Corp	**3,284**	**3,341**	**3,378**	**6,602**	**11,925**	**10,572**	**12,946**	**27,524**
MPLX	**(12)**	**(11)**	**(11)**	**(645)**	**(5,256)**	**(4,423)**	**(6,946)**	**(18,435)**
Net of MPLX	**3,272**	**3,330**	**3,367**	**5,957**	**6,669**	**6,149**	**6,000**	**9,089**
Debt to adjusted EBITDA excluding MPLX, including LP distributions to MPC	0.7	0.6	0.8	1.2	1.1	1.8	1.3	1.1

[a] Refining & Marketing segment supplemental reporting revised in the second quarter of 2019, including a separate category for refinery planned turnaround costs. Data not available prior to 2015.
[b] Includes nine months pro forma financials related to ANDX

Reconciliation

MPLX Net Income to EBITDA Related to MPLX

($MM)	4Q '18	1Q '19	2Q '19	3Q '19	LTM
MPLX Net Income	610	690	656	689	2,645
Add: Net interest and other financial costs	280	224	229	233	966
Provision (benefit) for income taxes	1	(1)	(1)	4	3
Depreciation and amortization	302	301	313	302	1,218
EBITDA related to MPLX	1,193	1,214	1,197	1,228	4,832

Reconciliation

Cash Provided by Operations to Operating Cash Flow Before Changes in Working Capital

($MM)	2018		2019		
	3Q	4Q	1Q	2Q	3Q
Cash provided by operations	1,182	2,727	1,623	2,622	2,787
Less changes in working capital:					
Changes in current receivables	(484)	2,298	(1,037)	(713)	135
Changes in inventories	149	716	(4)	744	(558)
Changes in current accounts payable and accrued liabilities	(85)	(2,482)	1,483	(186)	587
Changes in the fair value of derivative instruments	12	(75)	29	(56)	(7)
Changes in right of use assets and operating lease liabilities, net	-	-	(1)	10	11
Total changes in working capital	(408)	457	470	(201)	168
Operating cash flow before changes in working capital	1,590	2,270	1,153	2,823	2,619

Reconciliation

Refining & Marketing Income from Operations to Refining & Marketing Margin

	2018				2019		
($MM)	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Refining & Marketing income (loss) from operations	(133)	1,025	666	923	(334)	906	883
Plus:							
Refining operating costs[a]	909	776	795	1,657	1,552	1,527	1,577
Refining depreciation and amortization	236	235	241	377	387	368	328
Refining planned turnaround costs	173	62	197	232	186	237	164
Distribution costs[b]	629	774	780	1,329	1,290	1,277	1,251
Distribution depreciation and amortization	16	17	16	36	40	43	69
Income from equity method investments	(3)	(4)	(7)	(1)	(1)	(3)	(6)
Net gain on disposal of assets	(1)	(3)	(1)	1	(6)	-	-
Other Income	(12)	(27)	(24)	(62)	(14)	(8)	(8)
Refining & Marketing margin[c]	**1,814**	**2,855**	**2,663**	**4,492**	**3,100**	**4,347**	**4,258**
Refining & Marketing margin by region:							
Gulf Coast	N/A	N/A	N/A	N/A	917	1,090	1,285
Mid-Continent	N/A	N/A	N/A	N/A	1,517	2,193	1,977
West Coast	N/A	N/A	N/A	N/A	666	1,064	996
Refining & Marketing margin[c]	**N/A**	**N/A**	**N/A**	**N/A**	**3,100**	**4,347**	**4,258**

(a) Includes refining major maintenance and operating costs. Excludes turnaround and depreciation and amortization expense.
(b) Excludes depreciation and amortization expense. Includes fees paid to MPLX for various midstream services. MPLX's results are reported in MPC's Midstream segment.
(c) Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment. We believe this non-GAAP financial measure is useful to investors and analysts to assess our ongoing financial performance because, when reconciled to its most comparable GAAP measure, it provides improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. This measure should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

Reconciliation

Segment Income from Operations to Segment Adjusted EBITDA and Adjusted EBITDA

	2018				2019		
($MM)	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Refining & Marketing Segment							
Segment income from operations	(133)	1,025	666	923	(334)	906	883
Add: Depreciation and amortization	252	252	257	413	427	411	397
Refining planned turnaround costs	173	62	197	232	186	237	164
Purchase accounting inventory effect, net of LIFO	-	-	-	759	-	-	-
Segment Adjusted EBITDA	292	1,339	1,120	2,327	279	1,554	1,444
Retail Segment							
Segment income from operations	95	159	161	613	170	493	442
Add: Depreciation and amortization	79	73	76	125	126	130	113
Segment EBITDA	174	232	237	738	296	623	555
Midstream Segment							
Segment income from operations	567	617	679	889	908	878	919
Add: Depreciation and amortization	181	191	205	308	307	318	300
Segment EBITDA	748	808	884	1,197	1,215	1,196	1,219
Segment Adjusted EBITDA	1,214	2,379	2,241	4,262	1,790	3,373	3,218
Corporate and other unallocated items	(89)	(81)	(99)	(233)	(191)	(179)	(198)
Add: Depreciation and amortization	16	17	17	28	59	27	45
Adjusted EBITDA	1,141	2,315	2,159	4,057	1,658	3,221	3,065

Reconciliation

Retail Income from Operations to Retail Total Margin

	2018				2019		
($MM)	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Retail income from operations	95	159	161	613	170	493	442
Plus (Less):							
Operating, selling, general and administrative expenses	384	401	418	593	583	597	644
Depreciation and amortization	79	73	76	125	126	130	113
Income from equity method investments	(14)	(19)	(18)	(23)	(17)	(21)	(20)
Net gain on disposal of assets	-	-	(1)	(16)	(2)	-	(2)
Other income	(1)	(2)	(2)	(2)	(2)	(4)	(3)
Retail total margin	**543**	**612**	**634**	**1,290**	**858**	**1,195**	**1,174**
Retail total margin:[(a)]							
Fuel margin	217	239	243	848	429	694	649
Merchandise margin	319	366	384	417	407	471	498
Other margin	7	7	7	25	22	30	27
Retail total margin	543	612	634	1,290	858	1,195	1,174

[(a)]Retail fuel margin is defined as the price paid by consumers or direct dealers less the cost of refined products, including transportation, consumer excise taxes and bank card processing fees (where applicable) and excluding any LCM inventory market adjustment. Retail merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

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